Dreyfus
New York Tax Exempt
Intermediate
Bond Fund

SEMIANNUAL REPORT
November 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               Dreyfus New York
                                                        Tax Exempt Intermediate
                                                                      Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New York Tax Exempt Intermediate Bond Fund, covering the six-month period from June 1, 2000 through November 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

Municipal bond prices rose modestly over the six-month reporting period. Positive supply-and-demand influences helped support a municipal bond market rally, and most sectors of the municipal bond market benefited from slowing economic growth. In addition to the moderating effects of the Federal Reserve Board' s interest-rate hikes during 1999 and the first half of 2000, the U.S. economy has slowed in response to higher energy prices and a weak euro.

In general, the overall investment environment that prevailed in the second half of the 1990s provided returns well above their historical averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus New York Tax Exempt Intermediate Bond Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
December 15, 2000




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus New York Tax Exempt Intermediate Bond Fund perform during the period?

For the six-month reporting period ended November 30, 2000, Dreyfus New York Tax Exempt Intermediate Bond Fund achieved a total return of 6.19% .(1) In comparison, the fund' s peer group, as measured by the Lipper New York Intermediate Municipal Debt Funds category average, achieved a total return of 6.07% for the same period.(2)

We attribute our competitive absolute performance to a relatively strong investment environment for municipal bonds. The market rally was driven primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors affecting New York municipal bonds. Our security selection strategy positioned the fund appropriately to take advantage of the market rally.

What is the fund's investment approach?

The fund seeks a high level of federal, New York state and New York city tax-exempt income as is consistent with the preservation of capital from a portfolio of municipal bonds. In addition, we also seek to manage the fund for a competitive total return.

In managing the fund, we attempt to add value by selecting investment-grade tax-exempt bonds in the maturity ranges that we believe are most likely to provide attractive returns. These bonds comprise the portfolio's core position. We augment the core position with bonds that we believe have the potential to provide both current income and the potential for capital appreciation.

What other factors influenced the fund's performance?

Favorable economic and market conditions positively influenced the fund over the past six months. When the reporting period began, the U.S. and New York
economies    were    growing    strongly,    raising    concerns
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

that long-dormant inflationary pressures might reemerge. The Federal Reserve Board (the "Fed") had already raised short-term interest rates several times in 1999 and early 2000, with the latest rate hike coming in May just before the reporting period began. However, tax-exempt yields declined modestly -- and prices rose -- during which time the Fed did not change interest rates at its meetings in June, August, October and November 2000. The Fed held monetary policy steady because of signs that its previous rate hikes were having the
desired    effect    of    slowing    the    economy.

In addition, the strength of the New York economy helped keep municipal bond yields relatively low. New York and its municipalities enjoyed higher tax revenues, resulting in a reduced supply of securities compared to the same period one year earlier. Despite this fall-off in supply, and unlike some funds specializing in other states' bonds, we had few problems finding suitable securities for the fund. At the same time that the supply of new bonds was falling, demand was strong from New York residents and financial institutions seeking to protect their wealth from heightened volatility in the stock market.

In this environment, liquidity -- the ease with which securities can be bought and sold -- became a more important factor. Accordingly, we placed greater emphasis on insured bonds, bonds from well-known issuers and highly rated bonds, all of which tend to be highly liquid. In addition, as the market rose, we sought to protect prevailing yields by shifting some assets from short-term securities to longer term, higher yielding bonds that we believed had the potential to provide greater protection from market volatility.

What is the fund's current strategy?

After the market' s substantial rally and in light of evidence of a continuing economic slowdown, we have recently backed off from our relatively aggressive posture, preferring instead to adopt a more conservative approach in advance of
traditional    year-end     market    pressures.


This shift included the sale of bonds priced at a discount to their face value, which performed well during the market rally but will generally lag as they approach par value. We have redeployed some of those assets to premium coupon bonds in the 10- to 15-year maturity range, where we have found attractive values compared to other maturity ranges. We also found value in triple-A rated bonds from Puerto Rico, which pay income exempt from federal and state taxes for New York residents, and New York tobacco bonds, which securitized the state's share of the tobacco industry litigation settlement.

December 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

November 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.8%                                                       Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--89.3%

Albany Parking Authority, Parking Revenue

   6.50%, 11/1/2004                                                                           1,000,000                1,041,980

Battery Park City Authority, Revenue

   5.125%, 11/1/2005                                                                          3,330,000                3,412,684

Buffalo Municipal Water Finance Authority,
   Water System Revenue

   5.50%, 7/1/2005 (Insured; FSA)                                                             1,200,000                1,248,420

Cattaraugus County Industrial Development Agency,

  Civic Facility Revenue (St. Bonaventure University Project):

      5%, Series A, 9/15/2009                                                                   745,000                  719,998

      5%, Series B, 9/15/2009                                                                 1,055,000                1,019,594

      5%, Series A, 9/15/2010                                                                   740,000                  710,319

      5%, Series B, 9/15/2010                                                                 1,110,000                1,065,478

      5%, Series A, 9/15/2011                                                                   825,000                  784,278

      5%, Series B, 9/15/2011                                                                 1,160,000                1,102,742

      5%, 9/15/2012                                                                           1,225,000                1,149,491

City University of New York, COP (John Jay College)

   5.75%, 8/15/2004                                                                           5,000,000                5,192,750

Erie County Tobacco Asset Securitization Corp.,

  Tobacco Settlement Revenue:

      5.75%, 7/15/2013                                                                        1,000,000                1,000,320

      5.75%, 7/15/2014                                                                        1,250,000                1,238,850

Franklin Solid Waste Management Authority,
   Solid Waste System Revenue

   6%, 6/1/2005 (Prerefunded 6/1/2003)                                                        1,515,000  (a)           1,599,219

Huntington Housing Authority, Senior
   Housing Facility Revenue

   (Gurwin Jewish Senior Residences)
   5.50%, 5/1/2009                                                                            2,660,000                2,493,537

Metropolitan Transportation Authority

  Transit Facilities Revenue:

      5.50%, 7/1/2008 (Insured; MBIA)                                                         4,380,000                4,493,442

      5.25%, 7/1/2010 (Insured; FSA)                                                          4,025,000                4,167,445

      5.125%, 7/1/2014 (Insured; FSA)                                                         5,650,000                5,661,921

Nassau County:

   General Improvement 5.10%, 11/1/2011 (Insured; AMBAC)                                      3,725,000                3,774,133

   5.75%, 3/1/2013 (Insured; FSA)                                                             4,955,000                5,214,047

Nassau County Health Care Corp.,

   Health System Revenue 6%, 8/1/2012 (Insured; FSA)                                          4,000,000                4,342,840

Nassau County Tobacco Settlement Corporation

   5%, 7/15/2008                                                                              1,385,000                1,393,213



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City:

   6.25%, 8/1/2009                                                                            3,070,000                3,266,204

   6.25%, 8/1/2009                                                                            4,790,000                5,167,117

   5.125%, 8/1/2012 (Insured; FGIC)                                                           4,250,000                4,306,865

New York City Health and Hospital Corp.,
   Health System Revenue

   5.25%, 2/15/2017                                                                           1,750,000                1,664,582

New York City Housing Authority, Multi-Family Revenue

   5.20%, 7/1/2004 (Insured; AMBAC)                                                           2,275,000                2,283,144

New York City Industrial Development Agency,

  Industrial Development Revenue
  (Field Hotel Associates L.P. JFK Project)

   5.80%, 11/1/2013                                                                           6,000,000                5,375,100

New York City Transitional Finance Authority,
   Revenue (Future Tax Secured):

      5.25%, 11/15/2013                                                                       3,000,000                3,042,120

      5.75%, 2/15/2014                                                                        5,000,000                5,276,900

      5%, 11/15/2015 (Insured; FGIC)                                                          4,000,000                3,919,480

New York City Industrial Development Agency,

  Civic Facility Revenue (College of Aeronautics Project):

      5.10%, 5/1/2008                                                                           500,000                  492,255

      5.25%, 5/1/2010                                                                           555,000                  547,480

      5.30%, 5/1/2011                                                                           585,000                  576,740

New York State:

   5.50%, 8/15/2006                                                                           4,300,000                4,495,306

   5.40%, 10/1/2008                                                                           1,430,000                1,487,429

New York Counties Tobacco Trust,
   Tobacco Settlement Pass Thru Bonds:

      5.75%, 6/1/2013                                                                         1,600,000                1,609,392

      5.875%, 6/1/2014                                                                        1,940,000                1,955,113

New York State Dormitory Authority, Revenue:

   (Carmel Richmond Nursing Home)
      5%, 7/1/2015 (LOC; Allied Irish Bank PLC)                                               2,000,000                1,889,940

   (City University):

      5.70%, 7/1/2005                                                                         3,500,000                3,649,310

      5.75%, 7/1/2009 (Insured; FGIC)                                                         8,085,000                8,646,342

   (Cornell University) 5.40%, 7/1/2009                                                       4,000,000                4,175,480

   (Department of Health):

      5.50%, 7/1/2005                                                                         1,000,000                1,033,660

      6%, 7/1/2005                                                                            2,500,000                2,630,975

      6%, 7/1/2006                                                                            2,350,000                2,490,765

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenue (continued):

   (FFT Senior Communities Inc.) 5.70%, 7/1/2029
      (LOC; KBC Bank, N.V.)                                                                   2,100,000                2,122,911

   (Highland Community Development Corp.)

      5.50%, 7/1/2001 (LOC; Marine Midland Bank)                                              4,585,000                4,581,974

   Lease (Court Facilities--Westchester County) 5%, 8/1/2010                                  5,570,000                5,657,672

   (Mental Health Services Facilities) 6%, 8/15/2006                                          3,320,000                3,539,618

   (Park Ridge Housing Inc.) 6.125% 8/1/2015                                                  2,875,000                3,041,750

   (Schools Program):

      5.25%, 7/1/2010 (Insured; MBIA)                                                         1,670,000                1,731,673

      5.25%, 7/1/2011                                                                         1,435,000                1,452,952

   Secured Hospital:

      (Bronx-Lebanon Hospital Center)

         5.10%, 2/15/2012 (Insured; MBIA)                                                     2,475,000                2,486,558

      (Interfaith Medical Center)

         5.375%, 2/15/2012 (Insured; MBIA)                                                    3,340,000                3,415,183

   (State Service Contract--Albany County):

      5.10%, 4/1/2010                                                                         2,310,000                2,326,054

      5.25%, 4/1/2011                                                                         1,210,000                1,223,709

   (State University Educational Facilities):

      6.10%, 5/15/2008 (Prerefunded 5/15/2004)                                                2,000,000  (a)           2,145,340

      5.75%, 5/15/2015 (Insured; FSA)                                                         2,000,000                2,111,280

   (Terence Cardinal Cooke Health) 4.50%, 7/1/2010                                            3,500,000                3,366,825

New York State Environmental Facilities Corp.:

  Special Obligation:

      (Riverbank State Park) 7.10%, 4/1/2002                                                  1,130,000                1,171,686

      (State Park Infrastructure) 5.75%, 3/15/2008                                            2,475,000                2,540,687

   PCR:

      (State Water Revolving Fund):

         6.20%, 3/15/2004                                                                     1,700,000                1,779,271

         6.35%, 6/15/2006 (Prerefunded 6/15/2004)                                             1,195,000  (a)           1,286,597

New York State Housing Finance Agency, Revenue:

  (Housing Mortgage Project)

      5.875%, 11/1/2010 (Insured; FSA)                                                        3,930,000                4,135,814

   (Service Contract Obligation):

      5.25%, 3/15/2011                                                                        3,465,000                3,504,085

      5.25%, 9/15/2011                                                                        3,610,000                3,650,721

      5.875%, 9/15/2014                                                                       3,000,000                3,067,440

New York State Medical Care Facilities Finance Agency, Revenue

   (Hospital and Nursing Home)
   5.875%, 2/15/2008 (Insured; FHA)                                                           2,000,000                2,075,860

New York State Mortgage Agency, Revenue

   (Homeowner Mortgage) 6.15%, 10/1/2001                                                      1,225,000                1,236,785


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Thruway Authority:

  (Highway and Bridge Trust Fund):

      5.25%, 4/1/2009 (Insured; FGIC)                                                         4,500,000                4,667,220

      5.30%, 4/1/2010 (Insured; AMBAC)                                                        1,680,000                1,734,986

      5.25%, 4/1/2014 (Insured; FGIC)                                                         4,425,000                4,479,251

      5.125%, 4/1/2015 (Insured; MBIA)                                                        2,500,000                2,489,775

      5.75%, 4/1/2016 (Insured; FGIC)                                                         2,000,000                2,094,280

   Service Contract Revenue (Local Highway and Bridge):

      5.625%, 4/1/2007                                                                        3,315,000                3,480,186

      5.90%, 4/1/2007                                                                         7,000,000                7,438,550

New York State Urban Development Corp.

  Project (Onondaga County Convention):

      6.25%, 1/1/2007                                                                         1,725,000                1,858,877

      6.25%, 1/1/2008                                                                         1,830,000                1,970,690

      6.25%, 1/1/2009                                                                         1,950,000                2,092,603

      6.25%, 1/1/2010                                                                         2,065,000                2,211,202

Niagara Falls, City School District COP

  High School Facility

   5.625%, 6/15/2013 (Insured; MBIA)                                                          2,045,000                2,148,354

Oneida County Public Improvement

   Zero Coupon, 4/15/2014 (Insured; AMBAC)                                                    1,000,000                497,090

Onondaga County Industrial Development Agency, PCR

   (Anheuser-Busch Co. Inc. Project) 6.625%, 8/1/2006                                         4,000,000                4,361,360

Orange County Industrial Development Agency,

  Life Care Community Revenue (The Glen Arden Inc. Project):

      4.90%, 1/1/2002                                                                           285,000                  282,632

      5%, 1/1/2003                                                                              220,000                  216,264

      5.10%, 1/1/2004                                                                           425,000                  413,542

      5.20%, 1/1/2005                                                                           225,000                  216,864

      5.30%, 1/1/2006                                                                           250,000                  239,165

      5.35%, 1/1/2007                                                                           225,000                  213,187

Port Authority of New York and New Jersey

   (Construction-119th Series)
   5.75%, 9/15/2011 (Insured; FGIC)                                                           3,500,000                3,673,705

Rensselaer Industrial Development Agency, IDR
   (Albany International Corp.)

   7.55%, 6/1/2007 (LOC; Fleet Trust Co.)                                                     2,000,000                2,267,960

Scotia Housing Authority,Revenue

  (Coburg Village, Inc. Project):

      5%, 1/1/2001                                                                              130,000                  129,938

      5.10%, 7/1/2001                                                                           135,000                  134,576

      5.10%, 1/1/2002                                                                           135,000                  134,083

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Scotia Housing Authority, Revenue (continued):

  (Coburg Village, Inc. Project) (continued):

      5.20%, 7/1/2002                                                                           145,000                  143,649

      5.20%, 1/1/2003                                                                           145,000                  143,038

      5.30%, 7/1/2003                                                                           150,000                  147,546

      5.30%, 1/1/2004                                                                           155,000                  151,598

      5.35%, 7/1/2004                                                                           155,000                  151,006

      5.35%, 1/1/2005                                                                           160,000                  154,957

      5.40%, 7/1/2005                                                                           165,000                  159,281

      5.40%, 1/1/2006                                                                           170,000                  163,205

      5.45%, 7/1/2006                                                                           175,000                  167,473

      5.45%, 1/1/2007                                                                           180,000                  171,254

      5.50%, 7/1/2007                                                                           185,000                  175,469

      5.50%, 1/1/2008                                                                           190,000                  178,606

      5.55%, 7/1/2008                                                                           195,000                  182,955

Suffolk County Industrial Development Agency:

   IDR (Nissequoque Cogen Partners Facility)
      4.875%, 1/1/2008                                                                        2,250,000                2,150,730

   Solid Waste Disposal Facility Revenue:

      6.57%, 10/1/2004 (Insured; AMBAC)                                                       4,270,000  (b)           4,572,999

      6.77%, 10/1/2005                                                                        4,590,000  (b)           5,021,276

Suffolk County Judicial Facilities Agency,

  Service Agreement Revenue

   (John P Cohalan Complex) 5%, 4/15/2016 (Insured; AMBAC)                                    2,720,000                2,652,898

Syracuse:

   COP (Syracuse Hancock International Airport)
      6.50%, 1/1/2004                                                                         1,045,000                1,082,307

   Public Improvement:

      5.70%, 6/15/2004 (Prerefunded 6/15/2002)                                                1,850,000  (a)           1,921,854

      5.70%, 6/15/2005 (Prerefunded 6/15/2002)                                                1,830,000  (a)           1,901,077

Syracuse Industrial Development Agency, Pilot Revenue

   5.125%, 10/15/2002 (LOC; ABN AMRO Bank)                                                    1,785,000                1,794,871

Triborough Bridge & Tunnel Authority,

   Special Obligation 5.125%, 1/1/2015 (Insured; MBIA)                                        3,000,000                2,987,940

TSASC Inc.,Tobacco Flexible Amortization Bonds:

   5.25%, 7/15/2011                                                                           2,675,000                2,658,709

   5.375%, 7/15/2012                                                                          2,440,000                2,425,262

   6%, 7/15/2018                                                                              1,670,000                1,683,828

United Nations Development Corp. (Senior Lien):

   5.30%, 7/1/2010                                                                            1,175,000                1,175,106

   5.30%, 7/1/2011                                                                              910,000                  910,018


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Westchester County Industrial Development Agency, RRR:

   Equity (Westchester Resco Co. Project) 5.50%, 7/1/2009                                     2,650,000                2,443,115

   (Resco Co. Project) 5.50%, 7/1/2006 (Insured; AMBAC)                                       2,850,000                2,958,471

   (Westchester Resco Co. Project) 5.125%, 7/1/2006
      (Insured; AMBAC)                                                                        1,000,000                1,017,430

Yonkers GO

   5.25%, 12/1/2015 (Insured; AMBAC)                                                          2,110,000                2,123,335

U.S. RELATED--7.5%

Commonwealth of Puerto Rico

   Improvement 5.375%, 7/1/2005                                                               2,250,000                2,337,750

Childrens Trust Fund,Tobacco Settlement
   Revenue Asset Backed Bonds:

      5.75%, 7/1/2012                                                                         2,000,000                2,057,020

      5.75%, 7/1/2013                                                                         3,000,000                3,065,220

Puerto Rico Electric Power Authority, Power Revenue

   5.75%, 7/01/2016 (Insured; FSA)                                                            3,000,000                3,207,240

Puerto Rico Telephone Authority, Revenue

   6.16%, 1/25/2007 (Insured; MBIA) (Prerefunded 1/1/2003)                                    3,925,000  (a,b)         4,126,156

Virgin Islands Public Finance Authority, Revenue

   Fund Loan Notes, Senior Lien 5.50%, 10/1/2004                                              3,000,000                3,046,860

Virgin Islands Water and Power Authority, Electric System:

   5.125%, 7/1/2004                                                                           1,455,000                1,456,586

   5.125%, 7/1/2011                                                                           4,230,000                4,284,144

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $296,443,938)                                                                                               303,059,424
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.6%
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK;

Long Island Power Authority, Electric Systems Revenue,

  VRDN 4.25% (LOC: ABN AMRO Bank,
  Morgan Guaranty Trust Co.)

   (cost $5,000,000)                                                                          5,000,000  (c)           5,000,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS

   (cost $301,443,938)                                                                            98.4%              308,059,424

CASH AND RECEIVABLES (NET)                                                                         1.6%                5,012,455

NET ASSETS                                                                                       100.0%              313,071,879

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation
COP                       Certificate of Participation
FGIC                      Financial Guaranty
                             Insurance Company
FHA                       Federal Housing Administration
FSA                       Financial Security Assurance
GO                        General Obligation
IDR                       Industrial Development Revenue
LOC                       Letter of Credit
MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation
PCR                       Pollution Control Revenue
RRR                       Resources Recovery Revenue
VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              38.8
AA                               Aa                              AA                                               17.8
A                                A                               A                                                27.8
BBB                              Baa                             BBB                                               7.4
F1                               MIG1/P1                         SP1/A1                                            3.1
Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     5.1

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(C)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

November 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           301,443,938   308,059,424

Cash                                                                    213,786

Interest receivable                                                   4,633,925

Receivable for investment securities sold                             3,912,541

Prepaid expenses                                                          4,842

                                                                    316,824,518
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           195,459

Payable for investment securities purchased                           3,499,256

Accrued expenses                                                         57,924

                                                                      3,752,639
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      313,071,879
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     307,389,065

Accumulated net realized gain (loss) on investments                   (932,672)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                            6,615,486
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     313,071,879
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     17,513,990

NET ASSET VALUE, offering and redemption price per share--Note 3 (d) ($)
                                                                          17.88

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended November 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,227,597

EXPENSES:

Management fee--Note 3(a)                                              932,305

Shareholder servicing costs--Note 3(b)                                 459,504

Professional fees                                                       22,662

Custodian fees                                                          15,923

Trustees' fees and expenses--Note 3(c)                                  15,686

Prospectus and shareholders' reports--Note 3(b)                          6,636

Registration fees                                                        3,622

Loan commitment fees--Note 2                                             1,257

Miscellaneous                                                           12,762

TOTAL EXPENSES                                                       1,470,357

Less--reduction in management fee due to

   undertaking--Note 3(a)                                            (226,027)

NET EXPENSES                                                         1,244,330

INVESTMENT INCOME--NET                                               6,983,267
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                271,627

Net unrealized appreciation (depreciation) on investments           11,154,467

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              11,426,094

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,409,361

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        November 30, 2000            Year Ended
                                              (Unaudited)          May 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,983,267           14,907,719

Net realized gain (loss) on investments           271,627          (1,198,980)

Net unrealized appreciation (depreciation)
   on investments                              11,154,467         (17,440,976)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   18,409,361          (3,732,237)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (6,983,267)         (15,037,464)

Net realized gain on investments                     --            (2,175,364)

TOTAL DIVIDENDS                               (6,983,267)         (17,212,828)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  20,684,757          43,301,192

Dividends reinvested                            5,517,598          13,932,842

Cost of shares redeemed                      (25,185,327)        (102,186,708)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       1,017,028          (44,952,674)

TOTAL INCREASE (DECREASE) IN NET ASSETS       12,443,122          (65,897,739)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           300,628,757          366,526,496

END OF PERIOD                                 313,071,879          300,628,757
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (SHARES):

Shares sold                                     1,167,468            2,462,175

Shares issued for dividends reinvested            310,286              793,011

Shares redeemed                               (1,420,764)          (5,811,793)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      56,990          (2,556,607)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                         November 30, 2000                                   Year Ended May 31,
                                                                   -----------------------------------------------------------------
                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               17.22         18.31         18.62         18.06          17.83         18.05

Investment Operations:

Investment income--net                                 .40           .81           .80           .82            .83           .85

Net realized and unrealized

   gain (loss) on investments                          .66         (.97)         (.10)           .65            .41         (.22)

Total from Investment Operations                      1.06         (.16)           .70          1.47           1.24           .63

Distributions:

Dividends from investment
   income--net                                       (.40)         (.81)         (.80)          (.82)         (.83)         (.85)

Dividends from net realized
   gain on investments                                  --         (.12)         (.21)          (.09)         (.18)            --

Total Distributions                                  (.40)         (.93)        (1.01)          (.91)        (1.01)         (.85)

Net asset value, end of period                       17.88         17.22         18.31          18.62         18.06         17.83
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  12.35(a)         (.89)          3.75           8.25          7.12          3.52
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .80(a)           .80           .80            .80           .80           .84

Ratio of net investment income

   to average net assets                           4.49(a)          4.53          4.28           4.44           4.64          4.69

Decrease reflected in
   above expense ratios

   due to undertakings by
   The Dreyfus Corporation                          .15(a)           .15           .14            .15           .16            .12

Portfolio Turnover Rate                           10.70(b)         36.07         33.08          42.40         45.29          47.48
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     313,072       300,629       366,526        365,481       357,530        365,148

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New York Tax Exempt Intermediate Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the
public    without    a    sales    charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from secu

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

rities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $2,325 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $900,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2000. If not applied, the carryover expires in fiscal 2008.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the average value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager had undertaken from June 1, 2000 to November 30, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .80 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $226,027 during the period ended November 30, 2000

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor in respect of payments made to certain
Service  Agents  for  distributing  the  fund's shares for servicing shareholder
accounts   and   for  advertising  and  marketing  relating  to  the

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

fund, at an annual rate of .25 of 1% of the value of the fund's average daily net assets. The Distributor may pay one or more Service Agents a fee in respect of the fund' s shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the fund's average daily net assets for any full fiscal year. During the period ended November 30, 2000, the fund was charged $389,410 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2000, the fund was charged $44,627 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act, receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through use of the fund's exchange privilege. During the period ended November 30, 2000, redemption fees charged and retained by the fund amounted to $484.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2000, amounted to $32,156,158 and $32,706,851, respectively.

At November 30, 2000, accumulated net unrealized appreciation on investments was
$6,615,486,   consisting   of   $8,632,705  gross  unrealized  appreciation  and
$2,017,219 gross unrealized depreciation.

At November 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                        For More Information

                        Dreyfus New York Tax Exempt Intermediate
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                       Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  705SA0011